UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2008

IRON MOUNTAIN INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

745 Atlantic Avenue
Boston, Massachusetts 02111
(Address of principal executive offices, including zip code)

(617) 535-4766
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 12, 2008, the Board of Directors of Iron Mountain Incorporated (the “Corporation”) approved amended and restated Bylaws of the Corporation in order to reflect the separation of the roles of Chairman of the Board and Chief Executive Officer and to clarify the duties of each position, as they are no longer held by a single individual.  A copy of the Amended and Restated Bylaws of the Corporation, as adopted on September 12, 2008, is filed as Exhibit 3.1 and a copy of the Amended and Restated Bylaws marked to show changes from the Bylaws previously in effect is filed as Exhibit 3.2, and each is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number	Exhibit Description

3.1	Amended and Restated Bylaws of Iron Mountain Incorporated (as adopted on September 12, 2008).
3.2	Amended and Restated Bylaws of Iron Mountain Incorporated (as adopted on September 12, 2008) - marked version.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED (Registrant) By: /s/ Ernest W. Cloutier
Name: Ernest W. Cloutier Title: SVP and General Counsel
Date: September 17, 2008